Exhibit 10.1

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of April 22, 2013 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the "Guarantors" and collectively with the Borrower, the "Credit Parties"), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).
WHEREAS, the Credit Parties, the Lenders, and the Agent are parties to that certain Second Amended and Restated Credit and Security Agreement dated as of June 30, 2011, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Credit Parties, the Agent and the Lenders wish to amend one of the financial covenants to make it inapplicable to the periods ending at the end of the first three fiscal quarters of 2013 but fully applicable beginning with the periods ending on December 31, 2013 and thereafter, as described herein;
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:
1.Capitalized Terms. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2.Amendment to Credit Agreement. Section 8.10(a) of the Credit Agreement is herby deleted and replaced in its entirety with the following paragraph:
(a)    Minimum EBITDA. Except for the periods of four consecutive fiscal quarters ending March 31, 2013, June 30, 2013, and September 30, 2013, but applicable for all other such four consecutive fiscal quarter periods prior thereto and thereafter, including for the period of the four consecutive fiscal quarters ending December 31, 2013, the Credit Parties shall not permit EBITDA of the Core Ameresco Companies for any period of four consecutive fiscal quarters to be less than $40,000,000.
3.Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, actual or contingent, or direct or indirect, constitute “Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 3.8 of the Credit Agreement, are guarantied by and entitled to the benefits of the Guaranty set forth in Article 3 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect.

AM 19350852.1

4.Confirmation of Security Interests. Each Credit Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Credit Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, actual or contingent, or direct or indirect, constitute “Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 4 of the Credit Agreement. The Credit Parties hereby ratify and confirm the terms and provisions of Article 4 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect.
5.No Default; Representations and Warranties, etc. The Credit Parties hereby confirm that, after giving effect to this Amendment, the representations and warranties of the Credit Parties contained in Article 5 of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Each Credit Party hereby further represents and warrants that (a) the execution, delivery and performance by such Credit Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Credit Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Credit Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Credit Party or any of its assets, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment.
6.Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment.
7.Miscellaneous.
(a)Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.
(b)This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

(c)This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)The Credit Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AMERESCO, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer

GUARANTORS
AMERESCO ENERTECH, INC.
By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
E.THREE CUSTOM ENERGY SOLUTIONS, LLC,
By: Sierra Energy Company, its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCOSOLUTIONS, INC.
By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO PLANERGY HOUSING, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer

[Signature Page to Amendment No. 3 to Second Amended Ameresco Credit and Security Agreement]

SOLUTIONS HOLDINGS, LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO FEDERAL SOLUTIONS, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
SIERRA ENERGY COMPANY

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO SELECT, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO HAWAII LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3 to Second Amended Ameresco Credit and Security Agreement]

AMERESCO SOLAR – SOLUTIONS, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO SOLAR-PRODUCTS LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO SOLAR, LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO SOLAR – TECHNOLOGIES LLC
By: Ameresco Solar LLC, its sole member
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO WOODLAND MEADOWS ROMULUS LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3 to Second Amended Ameresco Credit and Security Agreement]

AMERESCO QUANTUM, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO EVANSVILLE, LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO SOLAR NEWBURYPORT LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
APPLIED ENERGY GROUP INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Treasurer
AMERESCO SOUTHWEST, INC.

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President and Treasurer

[Signature Page to Amendment No. 3 to Second Amended Ameresco Credit and Security Agreement]

AMERESCO INTELLIGENT SYSTEMS, LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
AMERESCO ASSET SUSTAINABILITY GROUP LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer
SELDERRA LLC
By: Ameresco, Inc., its sole member

By:  /s/  Andrew B. Spence
Name: Andrew B. Spence
Title: Vice President & Chief Financial Officer

[Signature Page to Amendment No. 3 to Second Amended Ameresco Credit and Security Agreement]

AGENT:

BANK OF AMERICA, N.A.

By:   /s/  Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:   /s/  John F. Lynch
Name: John F. Lynch
Title: S.V.P.

WEBSTER BANK, N.A.

By:   /s/  Ann M. Meade
Name: Ann M. Meade
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended Ameresco Credit and Security Agreement]